UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

May 19, 2015
Date of Report (date of earliest event reported)

MyDx, Inc.

(Exact name of Registrant as specified in its charter)

Nevada	333-191721	99-0384160
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

6335 Ferris Square , Suite B

San Diego, CA 92121

(Address of principal executive offices)

(800) 814-4550

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01          Entry into a Material Definitive Agreement

On May 19, 2015, CDx, Inc. (“CDx”), a wholly owned subsidiary of MyDx, Inc. (the “Company”), entered into an Exclusive Patent Sublicense Agreement (the “License Agreement”) with Next Dimension Technologies, Inc. (“NDT”). The License Agreement grants CDx a worldwide right to the patents licensed by NDT from the California Institute of Technology. The License Agreement grants both exclusive and non-exclusive patent rights. The license granted in the License Agreement permits CDx to make, have made, use, sell and offer for sale sublicensed products in the field of use. The License Agreement continues until the expiration, revocation, invalidation or enforceability of the rights licensed. The License Agreement provides for the payment of a license fee and royalty payments by CDx to NDT. The License Agreement also contains minimum royalty payments and milestone payments by CDx to NDT. NDT has a right to terminate the License Agreement in the event of an uncured breach by CDx; the insolvency or bankruptcy of CDx; or if CDx does not meet certain productivity milestones. The License Agreement also contains representations, warranties and indemnity obligations for each of CDx and NDT.

In connection with the License Agreement, on May 19, 2015, CDx and NDT also executed an Amended Amendment No. 4 (the “Amended Amendment No. 4”) to the Joint Development Agreement, dated as of November 1, 2013, between CDx and NDT, which extended the date of negotiation for the License Agreement through May 19, 2015.

Item 1.01 of this Current Report on Form 8-K contains only a brief description of the material terms of the License Agreement and Amended Amendment No. 4, and does not purport to be a complete description of the rights and obligations of the parties thereunder, and such description is qualified in their entirety by reference to the agreements which are filed as exhibits to this Current Report on Form 8-K.

Item 9.01.          Financial Statements and Exhibits.

 (d)           Exhibits

 The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
10.15	Exclusive Patent Sublicense Agreement dated April 24, 2015 between CDx, Inc. and Next Dimension Technologies, Inc. (1)
10.16	Amended Amendment No. 4 dated May 19, 2015 to Joint Development Agreement, dated as of November 1, 2013, between CDx, Inc. and Next Dimension Technologies, Inc.

(1)	The Company has requested confidential treatment for portions of this agreement. Accordingly, certain portions of this agreement have been omitted in the version filed with this report and such confidential portions have been filed with the Securities and Exchange Commission.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MyDx, Inc.

Date: May 22, 2015	By:	/s/ Thomas L. Gruber
Thomas L. Gruber, Chief Financial Officer

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